EXHIBIT 10.2

                              AMENDED AND RESTATED
                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                           TEXAS NEVADA OIL & GAS CO.
                                       AND
                          HOUSTON AMERICAN ENERGY CORP.

     This Amended and Restated Plan and Agreement of Merger is entered into as of __________, 2001, between Texas Nevada Oil & Gas Co., a Texas corporation ("TNOG"), and Houston American Energy Corp., a Delaware corporation ("HAEC").

     WHEREAS, on July 31, 2001, TNOG and HAEC entered into that certain Plan and Agreement of Merger (the "Original Plan") providing for the merger of TNOG with and into HAEC; and

     WHEREAS, HAEC has completed the forward split of its outstanding common stock on an approximate 11.4 for one basis (the "Split"); and

     WHEREAS, in order to correct certain provisions of the Original Plan to reflect the Split, TNOG and HAEC desire to amend and restate the Original Plan in its entirety as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual provisions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TNOG and HAEC hereby agree as follows:

     1.     Plan  Adopted.  A  plan  of  merger  merging TNOG with and into HAEC
            -------------
(this "Plan of Merger"), pursuant to the provisions of Section 252 of the Delaware General Corporation Law (the "DGCL"), Article 5.01 of the Texas Business Corporation Act (the "TBCA") and Section 368(a)(1)(A) of the Internal Revenue Code, is adopted as follows:

          (a) TNOG shall be merged with and into HAEC, to exist and be governed by the laws of the State of Delaware.

          (b) The name of the Surviving Corporation shall be Houston American Energy Corp. (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of TNOG shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of TNOG and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Delaware and the State of Texas, if any.

          (e) The Surviving Corporation will carry on business with the assets of TNOG, as well as with the assets of HAEC.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 5.12 of the TBCA or
Section  262  of  the  DGCL.

          (g) The shareholders of TNOG will surrender all of their shares in the manner hereinafter set forth.


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          (h)  In  exchange  for  the  shares  of  TNOG  surrendered  by  its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

          (i) The stockholders of HAEC will retain their shares of the Surviving Corporation.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the first permissible date following the effectiveness of the S-4 Registration Statement to be filed by HAEC.

     3.     Submission  to  Shareholders and Stockholders.  This  Plan of Merger
            ---------------------------------------------
shall be submitted for approval separately to the shareholders of TNOG and to the stockholders of HAEC in the manner provided by the laws of the State of Texas and the State of Delaware.

      4.     Manner  of  Exchange.  On  the Effective  Date  of  the Merger, the
             --------------------
shareholders of TNOG shall surrender their stock certificates to HAEC in exchange for shares of the Surviving Corporation to which they are entitled pursuant to the provisions of this Plan of Merger.

     5.     Basis of Exchange. The holders of shares of the common stock, no par
            -----------------
value per share, of TNOG shall be entitled to receive, ratably, in exchange for the surrender of all of the outstanding shares of TNOG common stock, 596,569 shares of the common stock of the Surviving Corporation, par value $0.001 per share.

     6.     Shares  of  the  Surviving  Corporation.  The  presently outstanding
            ---------------------------------------
shares of the common stock of HAEC, 11,403,429 shares, shall remain outstanding as common stock of the Surviving Corporation.

     7.     Directors  and  Officers.
            ------------------------

          (a) The present Board of Directors of HAEC shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date of the Merger, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date of the Merger, are executive or administrative officers of HAEC shall remain as officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may determine.

     8.     Certificate  of  Incorporation.  The Certificate of Incorporation of
            ------------------------------
HAEC,  attached  hereto  as  Exhibit A and incorporated herein for all purposes,
                             ---------
existing on the Effective Date of the Merger shall continue in full force as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Bylaws.  The Bylaws  of  HAEC,  attached  hereto  as  Exhibit B  and
            ------                                                ---------
incorporated herein for all purposes, existing on the Effective Date of the Merger shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     10.    Copies  of the Plan of Merger.  A copy of this Plan of Merger is on
            -----------------------------
file at 801 Travis Street, Suite 1425, Houston, Texas 77002, which is the principal office of the Surviving Corporation. A copy of this Plan of Merger will be furnished to any shareholder of TNOG or stockholder of HAEC, on written request and without cost.


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     11.     Legal Construction.  In  case  any  one or more of  the  provisions
             ------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     12.     Benefit.  All the terms and provisions of this Plan of Merger shall
             -------
be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     13.     Law Governing.  This Plan of Merger shall be construed and governed
             -------------
by the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Harris County, Texas.

     14.     Perfection of Title. The parties hereto shall do all other acts and
             -------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     15.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Waiver. No course of dealing on the part of any party hereto or its
             ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.     Construction.  Whenever  used  herein, the  singular  number  shall
             ------------
include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     18.     Multiple Counterparts.  This  Plan of Merger may be executed in one
             ---------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger as of ___________, 2001.


                                       TEXAS NEVADA OIL & GAS CO.

                                       By    /s/  Louis  G.  Mehr
                                         ---------------------------------------
                                                  Louis  G.  Mehr,  President

                                       HOUSTON AMERICAN ENERGY CORP.

                                       By    /s/  John  F.  Terwilliger
                                         ---------------------------------------
                                                  John F. Terwilliger, President

Attachments:
-----------
Exhibit A - Certificate of Incorporation of Houston American Energy Corp. Exhibit B - Bylaws of Houston American Energy Corp.



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